UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2001

                                RichmondNet, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


               Florida                    000-30025              65-0963633
-----------------------------         ----------------       -------------------
(State or other jurisdiction          (Commission            (IRS Employer
         of incorporation)                file number)       Identification No.)


1100 Welbourne Drive
Richmond, VA                                                       23221
----------------------------------------                   -------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (804) 640-4708


                          f/k/a Information Link Corp.
              ----------------------------------------------------
                   (Former name or former address, if changes
                         since last report) 222 Lakeview
                                Avenue, #160-436
                            West Palm Beach, FL 33401

Copy of Communications to:

                              Wayne Hartke, Esq.
                              Hartke & Hartke
                              The Hartke Building
                              7637 Leesburg Pike
                              Falls Church, VA 22043
                              (703) 734-2810- Phone
                              (703) 703-790-5435- Fax



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ITEM 5. OTHER EVENTS.

     On August 1, 2001, Information Link Corp. (the "Company"), a Florida corporation, and RichmondNet, Inc., a Virginia corporation, and the individual holders of all of the outstanding capital stock of RichmondNet, Inc. (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of RichmondNet, Inc. in exchange for 7,500,000 Shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

     Simultaneously with the closing of the Reorganization, the then officer and director of the Company tendered his resignation in accordance with the terms of the Agreement. Wayne Estrada, Arthur Ekrem and Michael Morgan were elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Wayne Estrada as President of the Company; Michael Morgan as Secretary of the Company; and, Steve Rue as the Treasurer of the Company.

     The Company also announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from Information Link Corp. to RichmondNet, Inc. Prior to the reorganization the Company effected a forward split of its common stock at the rate of 5 to 1, for holders of record on July 15, 2001, with distribution effective July 25, 2001. Total issued and outstanding stock following the forward split and after effecting the Share Exchange Agreement is 10,000,000.

     Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     (1) Financial statements of RichmondNet, Inc., a Virginia corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(b)  Pro forma financial information.

     (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)  Exhibits
-----------------------

2.1      *     Share  Exchange  Agreement  between  Information  Link Corp.  and
               RichmondNet, Inc. dated August 1, 2001.







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     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                RichmondNet, Inc.
                               ------------------
                                  (Registrant)




Date:    August 1, 2001     By: /s/ Wayne Estrada President
                                ------------------------------
                                Wayne Estrada, President